Exhibit 99.2

July 21, 2005


U.S. Securities and Exchange Commission
Office of the Chief Accountant
450 Fifth Street, NW
Washington, DC 20549


Re:  Crimson Exploration Inc.

Dear Sir or Madam:

We have read Item 4.01 of the Form 8-K of Crimson Exploration Inc. explaining our dismissal and retention of Grant Thornton LLP and agree with the statements concerning our Firm contained therein.

Sincerely,

/s/ Weaver and Tidwell, L.L.P.
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Weaver and Tidwell, L.L.P.

TDL/plh